UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 11, 2013

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 11, 2013, Verizon Communications Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several purchasers named therein, for the public offering of eight series of the Company’s notes in an aggregate principal amount of $49,000,000,000. The notes were sold pursuant to an effective shelf registration statement on Form S-3 (Reg. No. 333-190954), which became effective upon filing with the Securities and Exchange Commission on September 3, 2013 (the “Registration Statement”).

This Current Report on Form 8-K is being filed for the purpose of filing the Purchase Agreement and forms of notes as Exhibits to the Registration Statement and such Exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Purchase Agreement dated as of September 11, 2013, among Verizon Communications Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several purchasers named therein.

4.1	Form of Global Note representing the Company’s Floating Rate Notes due 2016.

4.2	Form of Global Note representing the Company’s Floating Rate Notes due 2018.

4.3	Form of Global Note representing the Company’s 2.50% Notes due 2016.

4.4	Form of Global Note representing the Company’s 3.65% Notes due 2018.

4.5	Form of Global Note representing the Company’s 4.50% Notes due 2020.

4.6	Form of Global Note representing the Company’s 5.15% Notes due 2023.

4.7	Form of Global Note representing the Company’s 6.40% Notes due 2033.

4.8	Form of Global Note representing the Company’s 6.55% Notes due 2043.

ADVERTISEMENT

This communication is deemed an advertisement for the purposes of the U.K. prospectus rules and is not a prospectus or a prospectus equivalent document. Any decision to subscribe for, purchase, otherwise acquire, sell or otherwise dispose of any Verizon Communications Inc. shares must be made only on the basis of the information contained in and incorporated by reference into the prospectus expected to be published by Verizon in connection with the proposed transaction. Copies of the prospectus will be available from Verizon’s registered offices and on Verizon’s website at www.verizon.com/investor.

NO OFFER OR SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any offer or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption from the registration requirements thereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Verizon Communications Inc. will file with the SEC a registration statement on Form S-4 containing a prospectus with respect to the Verizon securities to be offered in the proposed transaction (the “prospectus”) and a proxy statement (the “proxy statement”) with respect to the special meeting of the Verizon shareholders in connection with the proposed transaction. VODAFONE SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROSPECTUS AND VERIZON SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT, EACH TOGETHER WITH OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the prospectus, the proxy statement and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the prospectus, the proxy statement and other documents filed with the SEC by Verizon by contacting Verizon’s Assistant Corporate Secretary, Verizon Communications Inc., 140 West Street, 29th Floor, New York, New York 10007. These materials are also available on Verizon’s website, at www.verizon.com/investor.

PARTICIPANTS IN THE SOLICITATION

Verizon, Vodafone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Verizon in respect of the proposed transactions contemplated by proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of Verizon in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information regarding Verizon’s directors and executive officers is contained in Verizon’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Proxy Statement on Schedule 14A, dated March 18, 2013, which are filed with the SEC. Information regarding Vodafone’s directors and executive officers is contained in Vodafone’s Annual Report on Form 20-F for the year ended December 31, 2012, which is filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2013	/s/ William L. Horton, Jr.
	Name:	William L. Horton, Jr.
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement dated as of September 11, 2013, among Verizon Communications Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several purchasers named therein.

4.1	Form of Global Note representing the Company’s Floating Rate Notes due 2016.

4.2	Form of Global Note representing the Company’s Floating Rate Notes due 2018.

4.3	Form of Global Note representing the Company’s 2.50% Notes due 2016.

4.4	Form of Global Note representing the Company’s 3.65% Notes due 2018.

4.5	Form of Global Note representing the Company’s 4.50% Notes due 2020.

4.6	Form of Global Note representing the Company’s 5.15% Notes due 2023.

4.7	Form of Global Note representing the Company’s 6.40% Notes due 2033.

4.8	Form of Global Note representing the Company’s 6.55% Notes due 2043.